UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2025
Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)
(212) 798-6100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

January 31, 2025 NAV Per Share

On February 13, 2025, the Company reported the NAV per share for each class of common shares of the Company as of January 31, 2025, which is set forth below:

NAV per Share
Class F-S	$10.1611
Class F-I	$10.2062
Class D-S(1)	$10.3269
Class D-X(2)	$10.3898
Class E	$10.3839

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class F-S, Class F-D, Class F-I, Class D-S, Class D-X and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company.

The following table provides a breakdown of the major components of our NAV as of January 31, 2025 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$1,252,397
Intangible assets	148,936
Cash and cash equivalents	4,654
Restricted cash	47,074
Other assets	12,346
Revolving credit facility and term loan	(490,273)
Subscriptions received in advance	(41,007)
Distribution payable	(4,890)
Due to affiliate	(1,868)
Accounts payable and accrued expenses	(9,951)
Other liabilities	(2,836)
Net Asset Value	$914,582
Number of outstanding shares/units	89,173

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of January 31, 2025 (amounts in thousands, except per share unit data):

	Monthly NAV	Number of outstanding shares/units	NAV per Share/Unit as of January 31, 2025
Class F-S	$45,387	4,467	$10.1611
Class F-D	—	—	—
Class F-I	$478,484	46,882	$10.2062
Class D-S(1)	$372,353	36,057	$10.3269
Class D-X(2)	$9,973	960	$10.3898
Class E	$6,505	626	$10.3839
OP Units	$1,880	181	$10.3839
Total	$914,582	89,173

The following table provides a breakdown of the major components of our NAV as of December 31, 2024 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$1,243,143
Intangible assets	148,936
Cash and cash equivalents	127,225
Restricted cash	87,737
Other assets	10,901
Revolving credit facility and term loan	(683,654)
Subscriptions received in advance	(80,573)
Distribution payable	(4,260)
Due to affiliate	(3,820)
Accounts payable and accrued expenses	(11,424)
Other liabilities	(5,523)
Net Asset Value	$828,688
Number of outstanding shares/units	80,940

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of December 31, 2024 (amounts in thousands, except per share/unit data):

	Monthly NAV	Number of outstanding shares/units	NAV per Share/Unit as of December 31, 2024
Class F-S	$30,338	2,988	$10.1525
Class F-D	—	—	—
Class F-I	$412,295	40,463	$10.1894
Class D-S(1)	$366,635	35,613	$10.2950
Class D-X(2)	$13,941	1,347	$10.3486
Class E	$5,479	529	$10.3499
OP Units	—	—	—
Total	$828,688	80,940

(1) Effective November 1, 2024, all Class D common shares were renamed to Class D-S common shares.

(2) Class D-X represents Class D common shares that were purchased during the Initial Share Offering Period (as defined in the Company’s registration statement on Form 10 initially filed with the Securities and Exchange Commission on February 1, 2024 (as amended, the “Form 10”)) and that are currently entitled to a fee waiver, as described in the Form 10. Pursuant to the fee waiver: (i) the Adviser has waived the management fee for six months for certain investors measured from the later of (x) the day on which such investor first purchased any such shares and (y) if applicable, the day on which such shares were released from escrow (such later date in respect of any investor, the “Issuance Date”); and (ii) FNLR SLP LLC, the special limited partner of the Operating Partnership, has waived the performance participation for six months for certain investors measured from the applicable Issuance Date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 20, 2025

Fortress Net Lease REIT

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer